EXHIBIT 99.2
Preliminary 2007 First Quarter Earnings May 2, 2007 3:30 p.m. ET Contact Rescap Investor Relations at (888) 440-8851 (U.S.) or 1-952-857-7428

Forward Looking Statements In the presentation that follows and related comments by Residential Capital, LLC ("ResCap") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or similar expressions is intended to identify forward-looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and ResCap's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Form 10-K for ResCap, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for GMAC, LLC ("GMAC") and ResCap; our ability to maintain an appropriate level of debt; recent developments in the residential mortgage market, especially in the nonprime sector; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government -sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or General Motors Corporation; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. ResCap undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of ResCap's global operations. The specific products include mortgage loans, lines of credit, or other financing products. The term "originate" refers to ResCap's purchase, acquisition or direct origination of various "loan" products. 2

Moving (Securitization/Sales) Storage (HFI/Servicing) Warehouse Lending (Lending Receivables) Business Capital (Lending Receivables) International ResCap - 1Q 2007 Key Metrics 3 Reduced liquidity for higher risk loans Credit pressure remains as nonprime portfolio runs-off Increased provisions for nonprime warehouse lending Continued strong performance and residual risk was reduced Solid earnings, but weakness among certain home builders

2002 2003 Fixed Income 23 77 2002 2003 Fixed Income 73 27 Warehouse Lending Receivables Total: $6.5B ResCap - Nonprime Loan Risk Relative nonprime loan exposure varies on balance sheet as does its risk 2002 2003 Fixed Income 18 82 Loan Servicing Portfolio Total: $452.9B Nonprime Prime 2002 2003 Fixed Income 16 84 16% Held For Investment Total: $65.3B Held For Sale Total: $22.0B As of 3/31/2007 18% 23% 73% 4

ResCap - Sales of HFS Portfolio Total 1Q sales were $29.9 billion Strong securitization activity despite challenging conditions Does not include net interest margin securities, resecuritizations, private issuance or whole loan sales. Source: www.gmacrfc.com and www.gmacmbond.com. Other - includes the following products: 1st Lien HLTV, Seasoned Loans, Negotiated Conduit Assets, Nonprime and 125 CLTV $ in Billions 1Q06 2Q06 3Q06 4Q06 1Q07 Jumbo A 2.67 0.99 2.28 3.2 2.27 Alt-A 5.39 7.48 7.55 8.33 7.46 High Risk Loans 9.7 6.15 6.32 3.85 4.95 2nd lien 2.19 0.83 3 1.26 1.74 International 2.54 3.32 1.42 4.87 0.09 ($ billions) ResCap Issuance FY 06 and 1Q 07 Other Jumbo A Alt-A International 2nd Lien Non-Agency Public Securitizations 16 Non-Agency Whole Loans 3.7 Private 0.3 Agency 9.8 1Q 07 Distribution of $29.9 billion (Issuance and whole loan sales) Agency Non-Agency Public Securitizations Private Non-Agency Whole Loans 33% 54% 1% 12% 5 $22.5 $18.8 $20.6 $21.5 $16.5

ResCap - U.S. HFI Nonprime Portfolio HFI Runoff 2002 -416357155 2003 -631511911 2004 -1019671821 2005 -1439258887 2006 -895122000 U.S. Nonprime HFI Reduction In 1Q 07 Totaled $4.5 billion 6 U.S. nonprime HFI portfolio decreased $4.5 billion to $45.0 billion at 03/31/07 2005 and 2006 vintages represented 54% of runoff On target to achieve $20 billion reduction in nonprime HFI in 2007 Run-off expected to generate over $1 billion of cash

1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 0.0017 0.0021 0.0019 0.0012 0.0016 0.002 0.0025 0.0033 0.0033 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 0.092 0.091 0.092 0.09 0.084 0.083 0.092 0.105 0.119 ResCap - Held for Investment Portfolio - Credit Quality Asset quality weaker due to continuing slow housing market and stress in nonprime mortgage market Nonprime assets continue to drive increase in delinquencies and nonaccruals Slowing of home price appreciation increased severity of losses Allowance for loan losses increased to 2.54% at 3/31/2007 from 2.17% at 12/31/2006 for the HFI portfolio Much of portfolio is securitized - ResCap net exposure limited to $1.2 billion first loss position at 3/31/3007 compared to $1.6 billion at YE 2006 * MLHFI - Mortgage Loans Held for Investment. The total MLHFI is $65.2 billion for quarter ended 3/31/2007, $69.4 billion for 2006 & $69.0 billion for 2005 and is included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" Nonaccrual Loans as a % of total MLHFI * Net charge-offs as a % of total MLHFI * 7

1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 0 0.0002 0 0.0003 0 0.0003 0 0.0002 0.0038 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 1Q '07 0.0005 0.0012 0.0008 0.005 0.0041 0.0024 0.0021 0.0929 0.1094 ResCap - Lending Receivables Portfolio - Credit Quality Total lending receivables are $12.9 billion for quarter ended 3/31/2007, $14.9 billion for 2006 & $13.6 billion for 2005 and are included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" Net charge-offs as a % of total lending receivables 8 Nonaccrual Assets as a % of total lending receivables Continued asset quality weakness due to severe stress with some nonprime counterparties Allowance for loan losses increased to 4.06% at 3/31/2007 from 2.66% at 12/31/2006 for lending receivables Warehouse receivables represented $6.5 billion of lending receivables with only 15% supported with nonprime collateral on 3/31/2007 Nonprime warehouse receivables reduced by $1.2B or 50% in 1Q 2007

ResCap - Business Capital Business Capital's operating earnings were flat despite continued weakness in the home building industry Residential real estate market remains challenging for our customers Diversified presence across borrowers, geographies and products Bolstering risk mitigation efforts Raising standards for new transactions/reduced volume Pursuing opportunities to reduce risk exposures in whole or in part Increased account monitoring activities Increasing proportion of secured borrowing Business Capital is a world class franchise in the building space, with long-term mutually beneficial relationships Also continue to grow businesses not directed at residential construction Health Capital Resort Finance 9

ResCap - International 10 Year-over-year improvement largely driven by increased gain on sale volume sold Challenging competition reduced expected loan production but up year-over-year U.K. market continued to show strong appetite for assets, generating favorable margins on whole loan sales Favorable capital market conditions allowed International to sell a larger risk position First residual sale in Latin America Continued expansion through new operations, new relationships and strategic investments Increase market share in existing countries New country development and builder lending to support long-term earnings growth

ResCap - Recent Changes in U.S. Underwriting and Servicing Tightened underwriting standards for consumer loans in a number of areas Nonprime and Alt-A mortgages Second liens and home equity loans Refocused warehouse lending strategy Targeting relationship-oriented clients Stricter adherence to margin and document requirements Implemented targeted loss mitigation strategies to reduce both frequency and severity Performing special targeting of certain asset populations Modifications Repayment plans Foreclosure alternatives Enhanced enterprise risk management efforts Revamped credit risk management Created workout team for warehouse lending and implemented more rigorous collateral valuation process 11

ResCap - Liquidity Cash balance of $2.6 billion at the end of 1Q 07, up $600 million from YE 2006 Ended 1Q with $7.2 billion in equity (includes $500 million March capital contribution) Additional $500 million capital contribution made in April Only $1.3 billion unsecured debt maturities in 2007 Strong levels of contingent liquidity available Executed $2.2 billion in new committed funding facilities in the quarter Anticipate continued good access to global markets 12

ResCap - 2007 Outlook Weak financial performance in 1Q 07 largely driven by deterioration in the nonprime market Profits from international and business capital operations overshadowed by disappointing U.S. mortgage performance Multiple actions underway to mitigate risk and improve controls New management team with significant mortgage experience Current capitalization and liquidity are ample Should real estate market pressures continue, ResCap has significant liquidity to operate throughout the cycle Anticipate considerable improvement in 2Q financial performance, with losses in U.S. residential mortgage at a much reduced level Diverse earnings base coupled with strong origination and servicing platforms should drive longer-term earnings growth 13